UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 19, 2017 (September 18, 2017)

Rite Aid Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-5742	23-1614034
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

30 Hunter Lane, Camp Hill, Pennsylvania 17011

(Address of principal executive offices, including zip code)

(717) 761-2633

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company               ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.        ☐

Item 1.01.  Entry into a Material Definitive Agreement.

On September 18, 2017, Rite Aid Corporation (“Rite Aid”) entered into an Amended and Restated Asset Purchase Agreement (the “Amended Agreement”) with Walgreens Boots Alliance, Inc., a Delaware corporation (“WBA”), and Walgreen Co., an Illinois corporation and wholly owned direct subsidiary of WBA (“Buyer”), which amends and restates in its entirety the Asset Purchase Agreement (the “Original Agreement”), dated as of June 28, 2017, by and among the Company, WBA and Buyer.  Pursuant to the terms and subject to the conditions set forth in the Amended Agreement, Buyer will purchase from Rite Aid 1,932 stores (the “Acquired Stores”) (reduced from 2,186 Rite Aid stores in the Original Agreement) and certain distribution and other specified assets related thereto for a purchase price of approximately $4.375 billion (reduced from $5.175 billion in the Original Agreement), on a cash-free, debt-free basis, plus Buyer’s assumption of certain liabilities of Rite Aid and its affiliates (the “Sale”).

Rite Aid also announced on September 19, 2017 that the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), expired with respect to the Sale. The expiration of the waiting period under the HSR Act satisfies one of the conditions to the closing of the pending Sale. Consummation of the Sale remains subject to various closing conditions, including but not limited to (i) the absence of a material adverse effect on the stores and distribution centers being acquired in the Sale and (ii) a duplicate copy of Rite Aid’s key information technology systems and prescription dispensing system being operational.

The parties to the Amended Agreement have each made customary representations and warranties. Rite Aid has agreed to various covenants and agreements, including, among others, Rite Aid’s agreement to conduct its business at the Acquired Stores in the ordinary course during the period between the execution of the Amended Agreement and the closing of the Sale, subject to certain exceptions, and the parties’ agreement to use their reasonable best efforts to obtain all authorizations and approvals from governmental authorities.  Rite Aid has agreed to provide transition services to Buyer for up to (3) three years after closing of the Sale.

The Amended Agreement contains specified termination rights for Rite Aid and WBA, including a mutual termination right in the event any court of competent jurisdiction or other governmental entity shall have issued a final and nonappealable legal restraint that prevents, makes illegal, prohibits, restrains or enjoins the completion of the Sale, and a termination right for WBA in the event Rite Aid enters into an agreement to sell all of the remainder of Rite Aid or over 50% of its stock or assets to a third party.  Under the terms of the Amended Agreement, Rite Aid has the option to purchase pharmaceutical drugs through an affiliate of WBA under terms, including cost, that are substantially equivalent to WBA for a period of ten (10) years.

The foregoing descriptions of the Amended Agreement and the transactions contemplated thereby do not purport to be complete and are qualified in their entirety by reference to the Amended Agreement, a copy of which is filed as Exhibit 2.1 hereto and incorporated herein by reference. The Amended Agreement contains representations and warranties by each of the parties to the Amended Agreement, which were made only for purposes of that agreement and as of specified dates. The representations, warranties and covenants in the Amended Agreement were made solely for the benefit of the parties to the Amended Agreement; are subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosure schedules; may have been made for the purposes of allocating contractual risk between the parties to the Amended Agreement instead of establishing these matters as facts; and are subject to standards of materiality applicable to the contracting parties that may differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Rite Aid, WBA or Buyer or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Amended Agreement, which subsequent information may or may not be fully reflected in Rite Aid’s public disclosures.

Item 8.01.  Other Events.

On September 19, 2017, the Company issued a press release announcing that it had entered into the Amended Agreement and that the waiting period under the HSR Act expired with respect to the Sale.  A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated in this Item 8.01 by reference.

On September 19, 2017, Rite Aid will provide a supplemental map showing the pro forma impact of the Sale on Rite Aid’s store profile and distribution centers (the “Supplemental Map”) on the Rite Aid website.  A copy of the Supplemental Map is attached as Exhibit 99.2 hereto and is incorporated in this Item 8.01 by reference.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1*	Amended and Restated Asset Purchase Agreement, dated September 18, 2017, among Rite Aid Corporation, Walgreens Boots Alliance, Inc., and Walgreen Co.
99.1	Press Release, dated September 19, 2017
99.2	Supplemental Map

*    Certain schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K.  Rite Aid hereby undertakes to furnish supplemental copies of any of the omitted schedules to the Securities and Exchange Commission upon request.

Cautionary Statement Regarding Forward Looking Statements

Statements in this report that are not historical, are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements regarding the expected timing  of the closing of the sale of Rite Aid stores and assets to WBA; the ability of the parties to complete the sale and related transactions considering the various closing conditions; the outcome of legal and regulatory matters in connection with the sale of stores and assets of Rite Aid to WBA; the expected benefits of the transactions such as improved operations, growth potential, market profile and financial strength; the competitive ability and position of Rite Aid following completion of the proposed transactions; the ability of Rite Aid to implement new business strategies following the completion of the proposed transactions and any assumptions underlying any of the foregoing. Words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “should,” and “will” and variations of such words and similar expressions are intended to identify such forward-looking statements. These forward-looking statements are not guarantees of future performance and involve risks, assumptions and uncertainties, including, but not limited to, our high level of indebtedness and our ability to make interest and principal payments on our debt and satisfy the other covenants contained in our debt agreements; general economic, industry, market, competitive, regulatory and political conditions; our ability to improve the operating performance of our stores in accordance with our long term strategy; the impact of private and public third-party payers continued reduction in prescription drug reimbursements and efforts to encourage mail order; our ability to manage expenses and our investments in working capital; outcomes of legal and regulatory matters; changes in legislation or regulations, including healthcare reform; our ability to achieve the benefits of our efforts to reduce the costs of our generic and other drugs; risks related to the proposed transactions, including the possibility that the transactions may not close, including because a governmental entity  may prohibit, delay or refuse to grant approval for the consummation of the transactions, or may require conditions, limitations or restrictions in connection with such approvals, the risk that there may be a material adverse change of Rite Aid, or the business of Rite Aid may suffer as a result of uncertainty surrounding the proposed transactions; risks related to the ability to realize the anticipated benefits of the proposed transactions; risks associated with the financing of the proposed transaction; disruption from the proposed transaction making it more difficult to maintain business and operational relationships; the effect of the pending sale on Rite Aid’s business relationships (including, without limitation, customers and suppliers), operating results and business generally; risks related to diverting management’s or employees’ attention from ongoing business operations; the risk that Rite Aid’s stock price may decline significantly if the proposed transaction is not completed; significant transaction costs; unknown liabilities; the risk of litigation and/or regulatory actions related to the proposed transactions; potential changes to our strategy in the event the proposed transactions do not close, which may include delaying or reducing capital or other expenditures, selling assets or other operations, attempting to restructure or refinance our debt, or seeking additional capital, and other business effects. These and other risks, assumptions and uncertainties are more fully described in Item 1A (Risk Factors) of our most recent Annual Report on Form 10-K, and in other documents that we file or furnish with the Securities and Exchange Commission, which you are encouraged to read. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Accordingly, you are cautioned not to place undue reliance on these forward- looking statements, which speak only as of the date they are made. Rite Aid expressly disclaims any current intention to update publicly any forward-looking statement after the distribution of this report, whether as a result of new information, future events, changes in assumptions or otherwise.

EXHIBIT INDEX

Exhibit No.	Description
2.1*	Amended and Restated Asset Purchase Agreement, dated September 18, 2017, among Rite Aid Corporation, Walgreens Boots Alliance, Inc., and Walgreen Co.
99.1	Press Release, dated September 19, 2017
99.2	Supplemental Map

*    Certain schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K.  Rite Aid hereby undertakes to furnish supplemental copies of any of the omitted schedules to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RITE AID CORPORATION

Dated: September 19, 2017	By:	/s/ James J. Comitale
		Name:	James J. Comitale
		Title:	Senior Vice President, General Counsel